Exhibit 99.1

Towerstream Announces the departure of its Chief Financial Officer and Appointment of Interim Successor

Middletown, RI. , December 18, 2007 - Towerstream (NASDAQ: TWER), a leading fixed wireless service provider, announced today that its Chief Financial Officer, George Kilguss has resigned to pursue other interests and opportunities.

“I would like to take this opportunity to thank George Kilguss for his contribution to Towerstream, and wish him all the best. George has agreed to serve as a consultant to the Company as we begin our search for his replacement “, said Jeff Thompson, Towerstream President and CEO.

"I have appointed Maria Perry to serve as our interim Chief Financial Officer. I am highly- confident in Maria’s ability to lead the finance team on an interim basis, as she has strong knowledge of Towerstream’s business, processes, systems, and all aspects of our financial reporting and corporate governance," said Jeff Thompson.

Ms. Perry has served as the Towerstream Controller since joining the Company in April 2007. She has over twenty years of experience in finance and accounting. During her career she has worked with both private and public companies including serving as Director of Business Analysis at Stanley Bostitch, NYSE:SWK. Early in her career she served as an auditor at Deloitte, Haskins & Sells. She graduated from the University of Delaware with a B.S. in Accounting and received her MBA in Finance from The University of Chicago.

About Towerstream
Towerstream is a leading fixed WiMAX service provider in the U.S., delivering high-speed Internet access to businesses.  Founded in 2000, the company has established networks in such markets as New York City, Los Angeles, Miami, Chicago, Seattle, the San Francisco Bay Area, and the greater Boston, Providence and Newport, R.I. areas, and continues to expand coverage throughout the country. The company was the first carrier selected to join the WiMAX Forum to assist leading vendors in establishing industry compliance with international broadband wireless access standards and cross-vendor interoperability.

Safe Harbor
Certain statements contained in this press release are “forward-looking statements” within the meaning of applicable federal securities laws, including, without limitation, anything relating or referring to future financial results and plans for future business development activities, and are thus prospective. Forward-looking statements are inherently subject to risks and uncertainties some of which cannot be predicted or quantified based on current expectations. Such risks and uncertainties include, without limitation, the risks and uncertainties set forth from time to time in reports filed by the company with the Securities and Exchange Commission. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward the forward-looking statements contained herein. The company undertakes no obligation to publicly release statements made to reflect events or circumstances after the date hereof.

MEDIA CONTACT:
Kristin Conforti
Dukas Public Relations
516-320-6839
Kristin@dukaspr.com

INVESTOR CONTACT:
Terry McGovern
Vision Advisors
415-902-3001
mcgovern@visionadvisors.net

Middletown, RI. , December 13, 2007 - Towerstream (NASDAQ: TWER), a leading fixed wireless service provider, announced today that its President and CEO, Jeff Thompson, will participate in a panel at The TWP Telecom Technologies of Tomorrow Conference, being held in New York City on December 13th. The panel is titled “4G: Is WiMax the Future of Wireless Technology or Just a Step in the Evolutionary Path to an Unwired World?" and will be held at 10:00 a.m. ET.

Having spoken at major industry events throughout the United States and globally, Mr. Thompson’s presence at the conference will help further educate investors about the potential adoption of WiMAX both in the U.S. and around the world as well as demonstrate the value the technology brings.

The company’s participation on the panel will be broadcast live at http://www.veracast.com/webcasts/twp/telecom07/38102146.cfm.

Event Details:
When: 10:00 a.m., ET on December 13, 2007
Where: TWP New York City Offices - 390 Park Avenue, second floor

For more information please visit www.towerstream.com.

About Towerstream
Towerstream is a leading fixed WiMAX service provider in the U.S., delivering high-speed Internet access to businesses.  Founded in 2000, the company has established networks in such markets as New York City, Los Angeles, Miami, Chicago, Seattle, the San Francisco Bay Area, and the greater Boston, Providence and Newport, R.I. areas, and continues to expand coverage throughout the country. The company was the first carrier selected to join the WiMAX Forum to assist leading vendors in establishing industry compliance with international broadband wireless access standards and cross-vendor interoperability.

Safe Harbor
Certain statements contained in this press release are “forward-looking statements” within the meaning of applicable federal securities laws, including, without limitation, anything relating or referring to future financial results and plans for future business development activities, and are thus prospective. Forward-looking statements are inherently subject to risks and uncertainties some of which cannot be predicted or quantified based on current expectations. Such risks and uncertainties include, without limitation, the risks and uncertainties set forth from time to time in reports filed by the company with the Securities and Exchange Commission. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward the forward-looking statements contained herein. The company undertakes no obligation to publicly release statements made to reflect events or circumstances after the date hereof.

MEDIA CONTACT:
Kristin Conforti
Dukas Public Relations
516-320-6839
Kristin@dukaspr.com

INVESTOR CONTACT:
Terry McGovern
Vision Advisors
415-902-3001
mcgovern@visionadvisors.net